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                                  SCHEDULE 14A
                     Information required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                        SELIGMAN GLOBAL FUND SERIES, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
       (5) Total fee paid:

           ---------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:
                                                      --------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

           ---------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
       (3) Filing Party:

           ---------------------------------------------------------------------
       (4) Date Filed:

           ---------------------------------------------------------------------

                        SELIGMAN GLOBAL FUND SERIES, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                     Toll-Free Telephone (800) 221-2450
      For questions about the proposals or voting your shares, please call

       Georgeson Shareholder Communications, Inc., each Fund's proxy solicitor, toll-free at 1-866-255-1156

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003

To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Global Fund Series, Inc., a Maryland corporation (the "Series"), will be held at 100 Park Avenue, on April 22, 2003 at 10:00 A.M. The Series is comprised of five funds:
Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund (each a "Fund" and collectively, the "Funds"). The Meeting is being held for the following purposes:

      (1) To elect twelve Directors;

      (2) To ratify or reject the selection of Deloitte & Touche LLP as auditors of the Series for 2003;


      (3) To act on proposals to amend or eliminate certain of the Funds' fundamental investment restrictions and adopt a fundamental investment restriction; and


      (4) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

          all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                             By order of the Board of Directors,

                                                              /s/ Frank J. Nasta

                                                                       Secretary


Dated:  New York, New York, March 4, 2003


                         ------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                   March 4, 2003


                        SELIGMAN GLOBAL FUND SERIES, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2003


      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Global Fund Series, Inc. (the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on April 22, 2003. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about March 10, 2003.

      The Series is comprised of five funds: Seligman Emerging Markets Fund ("Emerging Markets Fund"), Seligman Global Growth Fund ("Global Growth Fund"), Seligman Global Smaller Companies Fund ("Global Smaller Companies Fund"),
Seligman Global Technology Fund ("Global Technology Fund") and Seligman International Growth Fund ("International Growth Fund") (each, a "Fund" and collectively, the "Funds"). The table below outlines the specific proposals that will be submitted to the shareholders of each Fund:


PROPOSAL                                                   SHAREHOLDERS ENTITLED TO VOTE

(1)  To elect twelve Directors                             Shareholders of all Funds vote together for
                                                           each nominee

(2)  To ratify or reject the  selection  of Deloitte       Shareholders of all Funds vote together
     Touche LLP as auditors of the Series for 2003

(3)  To act on proposals to amend or  eliminate            Shareholders of each Fund vote separately
     certain of the Funds' fundamental investment
     restrictions and adopt a fundamental investment
     restriction

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted (i) for the election of twelve Directors, (ii) for the ratification of the selection of auditors, (iii) for proposals to amend or eliminate certain of the Funds' fundamental investment restrictions and for a proposal to adopt a fundamental investment restriction, and (iv) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to a Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting, submitting a subsequent telephone vote, submitting a subsequent internet vote or giving notice in person at the Meeting.


      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Fund had shares of capital stock outstanding and entitled to vote as follows:

FUND                               CLASS A        CLASS B        CLASS C       CLASS D        CLASS I
-----------------------------------------------------------------------------------------------------
Emerging
Markets Fund                       5,050,830     1,548,946       203,072       1,295,198       486,148

Global Growth
Fund                               5,992,105     2,522,167       670,756       3,301,725       215,888

Global Smaller
Companies Fund                     7,778,173     5,123,401       192,317       4,856,510       422,897

Global
Technology Fund                   31,171,662     8,632,895     3,245,277      11,762,472           n/a

International
Growth Fund                        2,392,036       556,342       188,939         928,128       391,967

      Each share is entitled to one vote and all classes of a Fund will vote as a single class on all matters brought before the Meeting.

      For all matters on which a vote of a majority of the outstanding voting securities of a Fund is required (Proposal 3), an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required (Proposal 2) and for the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, with respect to such proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.

      Each Fund's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Fund's distributor is Seligman Advisors, Inc. Each Fund's shareholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Fund will furnish, without charge, a copy of its most recent annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450.

      If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, each Fund undertakes to deliver promptly a separate copy of the Proxy Statement for a separate account upon written or oral request.


                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Series' Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, all but one of these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Robert B. Catell, John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, Robert L. Shafer, James N. Whitson and Brian T. Zino. Mr. Catell has been nominated to replace Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the Meeting. Each of the foregoing individuals has consented to be a nominee and has been recommended by the Director Nominating Committee of the Board. In addition, each nominee, with the exception of Mr. Catell, is currently a Director of the Series and has served in that capacity since originally elected or appointed.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Series, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

Information about each of the nominees appears below.


                   INFORMATION REGARDING NOMINEES FOR ELECTION


                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
INDEPENDENT DIRECTOR NOMINEES

 Robert B. Catell (66)       N/A              CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER  OF          60++
       DIRECTOR                               KEYSPAN   CORPORATION,   BROOKLYN,   NY   (A
                                              DIVERSIFIED  ENERGY  AND  GAS  AND  ELECTRIC
                                              COMPANY).  Mr.  Catell is also a Director or
   [PHOTO OMITTED]                            Trustee of Alberta  Northeast  Gas, Ltd. and
                                              Boundary Gas Inc., Taylor Gas Liquids, Ltd.,
                                              The Houston Exploration Company (oil and gas
                                              exploration,  development  and  production),
                                              Edison  Electric  Institute,  New York State
                                              Energy Research and  Development  Authority,
                                              Independence    Community   Bank,   Business
                                              Council of New York  State,  Inc.,  New York
                                              City   Partnership   (business   and   civic
                                              organization)    and   the    Long    Island
                                              Association      (business     and     civic
                                              organization).

  John R. Galvin (73)   1995 to Date          DEAN  EMERITUS,  FLETCHER  SCHOOL OF LAW AND          61
       DIRECTOR                               DIPLOMACY AT TUFTS UNIVERSITY,  MEDFORD, MA.
                                              General  Galvin is a Director  or Trustee of
                                              each  of  the  investment  companies  of the
   [PHOTO OMITTED]                            Seligman   Group  of   Funds.+  He  is  also
                                              Chairman Emeritus of the American Council on
                                              Germany.  He was  formerly a Governor of the
                                              Center for Creative  Leadership;  a Director
                                              of Raytheon  Company (defense and commercial
                                              electronics); and a Trustee of the Institute
                                              for Defense Analysis. From June 1987 to June
                                              1992, he was the Supreme  Allied  Commander,
                                              Europe  and the  Commander-in-Chief,  United
                                              States European Command.

Alice S. Ilchman (67)   1992 to Date          PRESIDENT EMERITUS,  SARAH LAWRENCE COLLEGE,          61
       DIRECTOR                               BRONXVILLE, NY. Dr. Ilchman is a Director or
                                              Trustee of each of the investment  companies
                                              of the Seligman Group of Funds.+ She is also
   [PHOTO OMITTED]                            Director of the  Jeannette K. Watson  Summer
                                              Fellowships  (summer internships for college
                                              students);  a Trustee  of Save the  Children
                                              (nonprofit  child-assistance   organization)
                                              and the Committee for Economic  Development;
                                              a Governor of the Court of Governors, London
                                              School of  Economics;  and a Director of the
                                              Public  Broadcasting  Service (PBS). She was
                                              formerly  the  Chairman  of the  Rockefeller
                                              Foundation  (charitable  foundation)  and  a
                                              Director of New York Telephone Company.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
Frank A. McPherson (69)  1995 to Date         RETIRED  CHAIRMAN  OF THE  BOARD  AND  CHIEF          61
       DIRECTOR                               EXECUTIVE OFFICER OF KERR-MCGEE CORPORATION,
                                              OKLAHOMA  CITY,  OK  (A  DIVERSIFIED  ENERGY
    [PHOTO OMITTED]                           COMPANY).  Mr.  McPherson  is a Director  or
                                              Trustee of each of the investment  companies
                                              of the Seligman  Group of Funds.+ He is also
                                              a  Director  of  ConocoPhillips  (integrated
                                              international  oil  corporation),   Integris
                                              Health  (owner of  various  hospitals),  BOK
                                              Financial (bank holding  company),  Oklahoma
                                              Chapter of the Nature Conservancy,  Oklahoma
                                              Medical Research Foundation,  Boys and Girls
                                              Clubs  of  Oklahoma,  Oklahoma  City  Public
                                              Schools  Foundation and Oklahoma  Foundation
                                              for Excellence in Education. He was formerly
                                              a  Director  of  Kimberly-Clark  Corporation
                                              (consumer products).

  John E. Merow (73)     1992 to Date         RETIRED   CHAIRMAN   AND   SENIOR   PARTNER,          61
       DIRECTOR                               SULLIVAN & CROMWELL  LLP, NEW YORK,  NY (LAW
                                              FIRM). Mr. Merow is a Director or Trustee of
    [PHOTO OMITTED]                           each  of  the  investment  companies  of the
                                              Seligman  Group  of  Funds.+  He is  also  a
                                              Director of  Commonwealth  Industries,  Inc.
                                              (manufacturer  of aluminum sheet  products);
                                              Director and Treasurer of the Foreign Policy
                                              Association;   Director   Emeritus   of  the
                                              Municipal  Art Society of New York;  Trustee
                                              and  Secretary  of  the  U.S.   Council  for
                                              International   Business;   Trustee  of  New
                                              York-Presbyterian Hospital; Trustee and Vice
                                              Chairman of New York-Presbyterian Healthcare
                                              System,  Inc.;  and a Member of the American
                                              Law   Institute   and   Council  on  Foreign
                                              Relations.

Betsy S. Michel (60)     1992 to Date         ATTORNEY,  GLADSTONE,  NJ.  Ms.  Michel is a          61
       DIRECTOR                               Director   or   Trustee   of   each  of  the
                                              investment  companies of the Seligman  Group
    [PHOTO OMITTED]                           of Funds.+ She is a Trustee of the Geraldine
                                              R. Dodge Foundation (charitable  foundation)
                                              and   World   Learning,   Inc.   (charitable
                                              foundation).  She was  formerly  Chairman of
                                              the Board of Trustees of St. George's School
                                              (Newport, RI).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
Leroy C. Richie (61)     2000 to Date         CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER,  Q          60
       DIRECTOR                               STANDARDS WORLDWIDE,  INC.,  BIRMINGHAM,  MI
                                              (LIBRARY OF TECHNICAL STANDARDS). Mr. Richie
    [PHOTO OMITTED]                           is a  Director  or  Trustee  of  each of the
                                              investment  companies of the Seligman  Group
                                              of Funds,+ with the  exception  of  Seligman
                                              Cash  Management  Fund,  Inc.  He is  also a
                                              Director  of   Kerr-McGee   Corporation   (a
                                              diversified  energy  company) and  Infinity,
                                              Inc. (oil and gas services and exploration);
                                              and Director  and Chairman of Highland  Park
                                              Michigan  Economic  Development Corp. He was
                                              formerly  a Trustee  of New York  University
                                              Law Center Foundation;  Vice Chairman of the
                                              Detroit   Medical  Center  and  the  Detroit
                                              Economic Growth Corp; and Chairman and Chief
                                              Executive   Officer   of   Capital   Coating
                                              Technologies,    Inc.    (applied    coating
                                              technologies).  From 1990 through 1997,  Mr.
                                              Richie  was  Vice   President   and  General
                                              Counsel,   Automotive   Legal  Affairs,   of
                                              Chrysler Corporation.

 Robert L. Shafer (70)   1992 to Date         RETIRED VICE  PRESIDENT OF PFIZER INC.,  NEW          61
       DIRECTOR                               YORK, NY (PHARMACEUTICALS).  Mr. Shafer is a
                                              Director   or   Trustee   of   each  of  the
    [PHOTO OMITTED]                           investment  companies of the Seligman  Group
                                              of  Funds.+  From  1987  through  1997,  Mr.
                                              Shafer was a Director of USLIFE  Corporation
                                              (life insurance).

James N. Whitson (67)    1993 to Date         RETIRED  EXECUTIVE  VICE PRESIDENT AND CHIEF          61
       DIRECTOR                               OPERATING  OFFICER OF  SAMMONS  ENTERPRISES,
                                              INC.,   DALLAS,   TX  (DIVERSIFIED   HOLDING
    [PHOTO OMITTED]                           COMPANY).  Mr.  Whitson  is  a  Director  or
                                              Trustee of each of the investment  companies
                                              of the Seligman  Group of Funds.+ He is also
                                              a Director of Sammons Enterprises,  Inc. and
                                              a  Director  of  C-SPAN  (cable   television
                                              networks) and CommScope,  Inc. (manufacturer
                                              of  coaxial   cable).   He  was  formerly  a
                                              consultant of Sammons Enterprises, Inc.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone ** (45)  2002 to Date         MANAGING   DIRECTOR  AND  CHIEF   INVESTMENT          60
       DIRECTOR                               OFFICER,    J.   &   W.   SELIGMAN   &   CO.
                                              INCORPORATED, NEW YORK, NY. Mr. Guidone is a
    [PHOTO OMITTED]                           Director   or   Trustee   of   each  of  the
                                              investment  companies of the Seligman  Group
                                              of Funds,+ with the  exception  of  Seligman
                                              Cash  Management  Fund,  Inc.  He is  also a
                                              member  of  the  Association  of  Investment
                                              Management   and  Research,   the  New  York
                                              Society of Security  Analysts and the London
                                              Society of Investment Professionals.  He was
                                              formerly  Deputy  Chairman  and Group  Chief
                                              Executive  Officer of HSBC Asset  Management
                                              and,  prior to that,  Managing  Director and
                                              Chief   Investment   Officer  of  Prudential
                                              Diversified Investments.

William C. Morris** (64)   1992 to Date       CHAIRMAN,   J.   &   W.   SELIGMAN   &   CO.          61
    DIRECTOR AND                              INCORPORATED,  NEW YORK,  NY. Mr.  Morris is
CHAIRMAN OF THE BOARD                         Chairman of each of the investment companies
                                              of  the Seligman Group of Fund;+ Chairman of
    [PHOTO OMITTED]                           Seligman   Advisors,   Inc.   and   Seligman
                                              Services,   Inc.   (broker-dealer);   and  a
                                              Director of Seligman  Data Corp.  He is also
                                              Chairman    of    Carbo     Ceramics    Inc.
                                              (manufacturer  of ceramic  proppants for oil
                                              and  gas   industry)   and  a  Director   of
                                              Kerr-McGee Corporation (a diversified energy
                                              company).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
 Brian T. Zino** (50)    1993 to Date         DIRECTOR AND  PRESIDENT,  J. & W. SELIGMAN &          61
DIRECTOR, PRESIDENT AND                       CO. INCORPORATED,  NEW YORK, NY. Mr. Zino is
CHIEF EXECUTIVE OFFICER                       a Director,  President  and Chief  Executive
                                              Officer of each of the investment  companies
    [PHOTO OMITTED]                           of the Seligman Group of Funds;+ Chairman of
                                              Seligman  Data  Corp.;  and  a  Director  of
                                              Seligman   Advisors,   Inc.   and   Seligman
                                              Services, Inc. (broker-dealer). He is also a
                                              Member  of the  Board  of  Governors  of the
                                              Investment Company Institute and Chairman of
                                              ICI Mutual Insurance Company.

-------------------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Series.

++ It is anticipated that by May 15, 2003, Mr. Catell will be appointed or elected to serve as a Director or Trustee of each of the investment companies of the Seligman Group of Funds, with the exception of Seligman Cash Management Fund, Inc.

*    The address for each Nominee is 100 Park Avenue, New York, New York 10017.
** Mr. Guidone, Mr. Morris and Mr. Zino are considered Ointerested personsO of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.


     Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute each Fund's shares.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS AND FUNDS OF COMPLEX

      As of January 31, 2003, the nominees beneficially owned shares of each Fund and the investment companies of the Seligman Group of Funds as follows:

INDEPENDENT DIRECTOR NOMINEES:


  DOLLAR RANGE OF                                                             FRANK A.
    FUND SHARES       ROBERT B. CATELL  JOHN R. GALVIN   ALICE S. ILCHMAN     MCPHERSON       JOHN E. MEROW
  --------------      ----------------   -------------    --------------     ----------       -------------
Emerging                    None          $1-$10,000        $1-$10,000     $10,001-$50,000   $10,001-$50,000
Markets Fund

Global                      None          $1-$10,000        $1-$10,000     $10,001-$50,000   $10,001-$50,000
Growth Fund

Global Smaller              None          $1-$10,000      $10,001-$50,000  $10,001-$50,000   $10,001-$50,000
Companies Fund

Global                      None          $1-$10,000      $10,001-$50,000       $1-$10,000  $50,001-$100,000
Technology Fund

International               None          $1-$10,000        $1-$10,000     $10,001-$50,000   $10,001-$50,000
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN OR TO BE
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP           None        $10,001-$50,000    Over $100,000    Over $100,000     Over $100,000


   DOLLAR RANGE
  OF FUND SHARES       BETSY S. MICHEL        LEROY C. RICHIE        ROBERT L. SHAFER       JAMES N. WHITSON
  --------------       ---------------        ---------------        ----------------       ----------------
Emerging                 $1-$10,000             $1-$10,000              $1-$10,000             $1-$10,000
Markets Fund

Global                 $10,001-$50,000          $1-$10,000              $1-$10,000           $10,001-$50,000
Growth Fund

Global Smaller           $1-$10,000             $1-$10,000              $1-$10,000           $10,001-$50,000
Companies Fund

Global                 $10,001-$50,000          $1-$10,000              $1-$10,000           $10,001-$50,000
Technology Fund

International            $1-$10,000             $1-$10,000              $1-$10,000           $10,001-$50,000
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP        Over $100,000        $10,001-$50,000          Over $100,000          Over $100,000

INTERESTED DIRECTOR NOMINEES:


  DOLLAR RANGE OF
    FUND SHARES        PAUL C. GUIDONE       WILLIAM C. MORRIS         BRIAN T. ZINO
  --------------       ---------------       -----------------         -------------
Emerging                     None               $10,001-$50,000        Over $100,000
Markets Fund

Global                       None              $50,001-$100,000      $50,001-$100,000
Growth Fund

Global Smaller               None               $10,001-$50,000        Over $100,000
Companies Fund

Global                       None              $50,001-$100,000        Over $100,000
Technology Fund

International                None              $50,001-$100,000        Over $100,000
Growth Fund

AGGREGATE DOLLAR
RANGE OF SHARES
OWNED IN ALL FUNDS
OVERSEEN BY NOMINEE
IN SELIGMAN GROUP         $50,001-$100,000       Over $100,000         Over $100,000

      As of January 31, 2003, all Directors and officers of the Series as a group beneficially owned less than 1% of each of the Fund's Class A, Class B,
Class C and Class D shares except that the group did beneficially own approximately 1.97% of the International Growth Fund's Class A shares. In addition, as of that same date, Directors and officers as a group owned less than 1% of the Class I shares of the International Growth Fund and approximately 2.02%, 4.62% and 1.93% of the Class I shares of the Emerging Markets Fund, Global Growth Fund and Global Smaller Companies Fund, respectively. In particular, Mr. Morris and Mr. Zino beneficially owned approximately 1.22% and 1.11%, respectively, of the Global Growth Fund's Class I shares.


      As of January 31, 2003, none of the independent director nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

      As of January 31, 2003, no person was known to the management of the Series to be the beneficial owner of more than 5% of any class of a Fund's outstanding voting securities except as set forth in Exhibit A attached hereto.

BOARD COMMITTEES


      The Board of Directors met six times during the Series' 2002 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Series as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Series. The Committee met four times during the Fund's 2002 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Series. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

EXECUTIVE OFFICERS OF THE SERIES

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
      WITH THE SERIES*           LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Daniel J. Barker (35)                 2000 to Date            Mr.  Barker is the  Portfolio  Manager  of the  Emerging
VICE PRESIDENT                                                Markets Fund and Global Smaller  Companies Fund. He is a
                                                              Managing  Director of the Manager and Vice  President of
                                                              Seligman  Portfolios,  Inc. and Portfolio Manager of its
                                                              Global  Smaller  Companies  Portfolio.  Mr.  Barker  was
                                                              formerly a  Portfolio  Manager at GE  Investments  since
                                                              1994.

David F. Cooley (39)                  2001 to Date            Mr. Cooley is the Portfolio Manager of the International
VICE PRESIDENT                                                Growth  Fund and a  Co-Portfolio  Manager  of the Global
                                                              Growth  Fund.  He is a Managing  Director of the Manager
                                                              and Vice  President  of Seligman  Portfolios,  Inc.  and
                                                              Portfolio Manager of its International  Growth Portfolio
                                                              and Co-Portfolio Manager of its Global Growth Portfolio.
                                                              Mr.   Cooley   was   formerly   a   Managing   Director,
                                                              Investments,  Gratry  and  Company;  Director  of Global
                                                              Growth  Equity,   National  City  Investment  Management
                                                              Company;  and  International  Equity Portfolio  Manager,
                                                              Society Asset Management.



   NAME (AGE) AND POSITION         TERM OF OFFICE AND
      WITH THE SERIES*           LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Richard M. Parower (37)               2002 to Date            Mr.  Parower  is a Co-Portfolio Manager of the Global
VICE PRESIDENT                                                Technology  Fund.  He  is a Senior Vice President and
                                                              and Investment Officer of the Manager; Vice President
                                                              of Seligman Portfolios, Inc. and Co-Portfolio Manager
                                                              of  its  Global   Technology   Portfolio;   and  Vice
                                                              President  and  Co-Portfolio  Manager of Seligman New
                                                              Technologies Fund, Inc. and Seligman New Technologies
                                                              Fund II,  Inc.  Mr.  Parower  was  formerly  a Senior
                                                              Analyst  with   Citibank   Global  Asset   Management
                                                              covering  Global IT Services  from June 1998 to April
                                                              2000  and  Senior  Analyst  with   Montgomery   Asset
                                                              Management from September 1995 to June 1998.

Marion S. Schultheis (57)             1998 to Date            Ms.  Schultheis  is  Co-Portfolio  Manager of the Global
VICE  PRESIDENT                                               Growth Fund. She is a Managing  Director of the Manager;
                                                              Vice President and Portfolio Manager of Seligman Capital
                                                              Fund,  Inc. and Seligman  Growth  Fund,  Inc.;  and Vice
                                                              President of Seligman  Portfolios,  Inc.  and  Portfolio
                                                              Manager  of  its  Capital   Portfolio  and  Co-Portfolio
                                                              Manager of its Global Growth  Portfolio.  Ms. Schultheis
                                                              was formerly a Managing  Director at Chancellor LGT from
                                                              October 1997 until May 1998.


   NAME (AGE) AND POSITION         TERM OF OFFICE AND
      WITH THE SERIES*           LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Steven A. Werber (37)                 2000 to Date            Mr.  Werber  is  Co-Portfolio  Manager  of the Global
VICE PRESIDENT                                                Technology  Fund.  He  is a Managing  Director of the
                                                              the   Manager   and  Vice   President   of   Seligman
                                                              Portfolios,  Inc.  and  Co-Portfolio  Manager  of its
                                                              Global  Technology  Fund.  Mr. Werber was formerly an
                                                              Analyst and Portfolio Manager at Fidelity Investments
                                                              International since 1996.

Lawrence P. Vogel (46)              VP: 1992 to Date          Mr.  Vogel  is  Senior  Vice President and Treasurer,
VICE PRESIDENT                     Treas: 2000 to Date        Investment  Companies,  of  the  Manager  and is Vice
AND TREASURER                                                 President  and  Treasurer  of  each of the investment
                                                              companies  of the  Seligman  Group  of  Funds  and of
                                                              Seligman  Data  Corp.  He was  formerly  Senior  Vice
                                                              President,   Finance,   of  the   Manager,   Seligman
                                                              Advisors,   Inc.  and  Seligman   Data  Corp.;   Vice
                                                              President  and  Treasurer of Seligman  International,
                                                              Inc.; Vice President of Seligman Services,  Inc.; and
                                                              Treasurer of Seligman Henderson Co.

Thomas G. Rose (45)                   2000 to Date            Mr.  Rose  is  Senior Vice President, Finance, of the
VICE PRESIDENT                                                Manager,  Seligman  Advisors,  Inc. and Seligman Data
                                                              Corp. He is Vice  President of each of the investment
                                                              companies of the Seligman Group of Funds.  He is also
                                                              Vice  President of Seligman  International,  Inc. and
                                                              Seligman Services, Inc. Formerly, he was Treasurer of
                                                              each  of the  investment  companies  of the  Seligman
                                                              Group of Funds and Seligman Data Corp.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
      WITH THE SERIES*           LENGTH OF TIME SERVED**        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
Frank J. Nasta (38)                   1994 to Date            Mr. Nasta is a Managing Director, General Counsel and
SECRETARY                                                     Corporate  Secretary of the Manager.  He is Secretary
                                                              of each of the  investment  companies of the Seligman
                                                              Group of Funds.  He is also  Corporate  Secretary  of
                                                              Seligman Advisors,  Inc.,  Seligman  Services,  Inc.,
                                                              Seligman International,  Inc. and Seligman Data Corp.
                                                              He  was  formerly  Corporate  Secretary  of  Seligman
                                                              Henderson Co.


-----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

      Directors of the Series who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by each Fund in the Series and the other investment companies in the Seligman Group of Funds. For the fiscal year ended October 31, 2002, the Funds paid each Director an aggregate retainer fee of $3,781. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Funds and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Series' Deferred Compensation Plan for Directors. Total Directors' fees paid by the Funds for the fiscal year ended October 31, 2002 were as follows:

NUMBER OF DIRECTORS                                                                          AGGREGATE DIRECT
      IN GROUP                    CAPACITY IN WHICH REMUNERATION WAS RECEIVED                  REMUNERATION
-------------------------------------------------------------------------------------------------------------------
         10                           Directors and Members of Committees                         $49,259

      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2002 were as follows:

                                        AGGREGATE     PENSION OR RETIREMENT BENEFITS  TOTAL COMPENSATION FROM
                                      COMPENSATION        ACCRUED AS PART OF FUND         FUNDS AND FUND
NAME                                   FROM FUNDS                EXPENSES                    COMPLEX*
----                                  ------------    ------------------------------  -----------------------
John R. Galvin                          $ 5,255                     -0-                       $99,000
Alice S. Ilchman                          4,987                     -0-                        93,000
Frank A. McPherson                        5,121                     -0-                        96,000
John E. Merow+                            5,255                     -0-                        99,000
Betsy S. Michel                           5,255                     -0-                        99,000
James C. Pitney++                         2,934                     -0-                        52,500
Leroy C. Richie                           4,955                     -0-                        99,000
James Q. Riordan                          5,121                     -0-                        96,000
Robert L. Shafer                          5,121                     -0-                        93,000
James N. Whitson+                         5,255                     -0-                        99,000
                                        -------
                                        $49,259
                                        =======

      No compensation is paid by the Funds to Directors or officers of the Series who are employees of the Manager.

------------
* In fiscal year 2002 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Funds and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of October 31, 2002 of $253, $497, $1,820, $1,276 and
     $1,950 with respect to the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund, respectively, in his deferred plan account, including earnings. Since 1993, Mr. Whitson has elected to defer receiving his fees from the Funds and other investment companies of the Seligman Group of Funds. As of October 31, 2002, Mr. Whitson had deferred $2,593, $3,836, $8,823, $9,554 and $7,441 with respect to the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund, respectively, including earnings.
++   Mr. Pitney retired from the Board effective May 16, 2002.

      The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of each of the nominees.


            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE SERIES.

              B. RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
                                  (Proposal 2)

      The Audit Committee of the Board has recommended, and the Board, including a majority of those members who are not "interested persons" of the Series (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Series for 2003. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Series. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Series and provided tax-related services to the Series. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and Seligman Data Corp., the shareholder service agent for the Series, which is partially owned by certain other investment companies in the Seligman Group of Funds (together, the "Affiliated Service Providers").

      In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Series of non-audit services to the Series or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                          FEES FOR SERVICES TO THE FUND

      AUDIT FEES. For the fiscal year ended October 31, 2002, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $378,100.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended October 31, 2002, Deloitte & Touche LLP was also paid approximately $10,000 for tax-related services.

              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

      ALL OTHER FEES. For the fiscal year ended October 31, 2002, Deloitte & Touche LLP was also paid approximately $111,291 for all other non-audit services rendered on behalf of the Manager, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $69,500 related to attestation and internal control compliance testing, $14,250 related to tax compliance and consultation services and $27,541 related to other services.

      The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF
       THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS OF THE SERIES.



      C. PROPOSALS TO AMEND OR ELIMINATE CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS AND ADOPT A FUNDAMENTAL INVESTMENT RESTRICTION
                             (Proposals 3(a) - 3(m))

      The Board has approved, and recommends that shareholders of each Fund approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of each Fund and the adoption of a fundamental restriction regarding investments in commodities.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as OfundamentalO restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the Funds' current fundamental restrictions and concluded that most of them should be revised or eliminated and that a fundamental restriction regarding commodities should be adopted. The proposed restrictions are intended to provide each Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the proposed restrictions are expected to enable each Fund to operate more efficiently and make it easier to monitor its own compliance.

      The proposed fundamental restrictions are described below. The proposals are organized in four categories:

      o   Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted similar non-fundamental restrictions,

      o   Fundamental restrictions that the Board recommends eliminating, and

      o   A fundamental restriction that the Board recommends adopting.


      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the Funds. The advantages of making a restriction non-fundamental are discussed below.


      Exhibit B contains those of the Funds' current fundamental restrictions for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Exhibit B also contains the proposed new fundamental restriction regarding commodities. Shareholders are requested to vote on each proposal separately.

      Although the proposed changes will allow each Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the proposed changes will, individually, or in the aggregate, materially change the way the Funds are currently managed. The Board also does not anticipate that the proposed changes will, individually or in the aggregate, materially change the level of risk associated with investing in any of the Funds, although to the extent the Board, in the future, authorizes the use of certain investment techniques, (e.g. futures contracts and related options), their use may result in losses to a Fund. If they are adopted, the Funds will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.


      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of a Fund is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


      If any proposal is not approved by shareholders of a Fund, then the applicable current fundamental restriction of that Fund, as set forth in Exhibit B, will remain unchanged.

               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide each Fund with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Fundamental restrictions may be changed only by a vote of the shareholders.

PROPOSAL 3(A): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      Each Fund currently has a fundamental restriction that prohibits it from buying on margin, except for such short-term credits as are necessary for the clearance of transactions.


      The Board recommends that this restriction be amended, as set forth in Exhibit B, to provide that the Funds may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.


      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call", pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.


PROPOSAL 3(B): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      Each Fund currently has a fundamental restriction that prohibits it from issuing senior securities or borrowing money, except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Fund) of its total assets.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Fund to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Funds' ability to engage in such transactions.


      The Funds' present fundamental restriction on borrowing is more restrictive than the limitations imposed by the 1940 Act. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources. There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the Funds' only arrangement for borrowing is their participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for the Funds to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit. In addition, the Board has adopted a non-fundamental restriction limiting borrowings by each Fund to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount a Fund is authorized to borrow will be subject to Board approval. As a result, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSAL 3(C): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING LENDING

      Each Fund currently has a fundamental restriction that prohibits it from making loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 331U3% of its total assets.


      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Fund to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other provisions of the 1940 Act or other applicable law that restrict or limit the Funds' ability to make loans.


      Lending of portfolio securities may result in income to a Fund, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose a Fund to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.


      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible for a Fund only if that Fund's current fundamental restriction regarding lending is revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement and there can be no assurance that such regulatory relief would be granted. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL  3(D):  TO  AMEND  EACH  FUND'S   FUNDAMENTAL   RESTRICTION   REGARDING
UNDERWRITING

      Each Fund currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers, except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Fund to underwrite the securities of other issuers to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in disposing of a portfolio security or in connection with investments in other investment companies.


      The primary purpose of the proposal is to clarify that the Funds are not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, the Funds may technically be considered underwriters under the federal securities laws.


      The Funds may invest, from time to time, in other investment companies, including exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified stock index. Investments in ETFs are relatively liquid and may be attractive to a Fund at certain times. However, if a Fund invests in other investment companies, it will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses.

      The 1940 Act generally prohibits a Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      Since the Funds are already permitted to invest in other investment companies, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.


PROPOSAL 3(E): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      Each Fund currently has a fundamental restriction that prohibits it from purchasing or selling any real estate although it may purchase securities secured by real estate, or interests therein, or issued by companies or investment trusts that invest in real estate, or interests therein.


      The Board recommends that this restriction be amended, as set forth in Exhibit B. The purpose of this change is to conform the wording of this restriction to those of the other funds in the Seligman Group. The amendment will not have any effect on the Funds' investment authority.

      Investments in real estate involve special risks. In particular, real estate assets tend to be relatively illiquid. Companies that invest in real estate may have difficulty selling their assets. This could adversely affect the value of securities of such companies held by a Fund.

      Because the Manager has no current plans to change the Funds' current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSAL  3(F):  TO  AMEND  EACH  FUND'S   FUNDAMENTAL   RESTRICTION   REGARDING
DIVERSIFICATION

      Each Fund currently has a fundamental restriction that prohibits it, as to 75% of the value of its total assets, from investing more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities. Each Fund is also prohibited, under this fundamental restriction, from owning more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.


      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Fund to make any investment consistent with its classification as a diversified investment company under the 1940 Act.


      Each Fund is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of a Fund's total assets, the Fund invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities". These "other securities" (which, in practice, represent substantially all of a Fund's portfolio) are subject to two additional requirements. Specifically, each Fund may not invest more than 5% of its total assets in the securities of a single issuer, and the Fund may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in a Fund's portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that each Fund perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, each Fund would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of a Fund's assets in a single issuer's securities would increase that Fund's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of changing the Funds' current practices with respect to diversification.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSAL 3(G): TO AMEND EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      Each Fund currently has a fundamental restriction that prohibits it from investing more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).


      The Board recommends that this restriction be amended, as set forth in Exhibit B, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation.


      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSALS TO ELIMINATE CERTAIN FUNDAMENTAL RESTRICTIONS BECAUSE THE BOARD HAS ADOPTED SIMILAR NON-FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. In each case, the Board has adopted a similar non-fundamental restriction. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Funds' Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way a Fund is managed. The Board believes the Funds will benefit from having these restrictions as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law, regulations or the market, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.

PROPOSAL 3(H): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      Each Fund currently has a fundamental restriction that prohibits it from making short sales, except short sales against-the-box.


      Certain state laws previously required the Funds to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit B, to allow the Funds to sell securities short or maintain short positions to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to engage in short sales, although the Fund would be required to satisfy certain requirements as described in Proposal 3(b) in order to engage in short sales.


      In a short sale, a fund sells a security it does not own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by the Funds could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when a Fund enters into the short position and the date when that Fund closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain a short position, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

PROPOSAL 3(I): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING CONTROL OR MANAGEMENT OF ANY COMPANY

      Each Fund currently has a fundamental restriction that prohibits it from investing to control or manage any company.

      Certain state laws previously required the Funds to have a fundamental restriction concerning investing to control or manage a company, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996. As a result, the Board recommends that this restriction be eliminated, as set forth in Exhibit B, to allow the Funds to invest for the purpose of controlling or managing any company to the extent the Board approves such actions and doing so is permissible under applicable law. The Manager is currently not aware of any laws that restrict the Funds' ability to invest for the purpose of controlling or managing any company.


      If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. The recommended change will allow the Funds to make such acquisitions, under circumstances that the Manager deems appropriate. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      The Manager does not currently intend to seek Board approval to invest for the purpose of controlling or managing any company. Therefore, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. The Manager may seek Board approval to invest for this purpose in the future, however, if appropriate investment opportunities arise.


                 PROPOSALS TO ELIMINATE FUNDAMENTAL RESTRICTIONS

      The Board has approved and recommends that you vote "FOR" the elimination of each of the following fundamental restrictions, as they are not required by law. Eliminating these restrictions will provide the Funds with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that the Funds should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Funds and to conform the restrictions to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restrictions listed below would be in the best interests of the Funds.


PROPOSAL 3(J): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES

      Each Fund currently has a fundamental restriction that prohibits it from purchasing securities of open-end or closed-end investment companies, except as permitted by the 1940 Act, and other applicable law or for the purpose of hedging the Series' obligations under its deferred compensation plan for directors.

      The Board recommends that this restriction be eliminated because it imposes no restrictions other than those imposed independently by applicable law and is therefore superfluous.

      The Funds would continue to remain subject to the limitations on investments in other investment companies imposed by the 1940 Act. Under the 1940 Act, investment in securities issued by other investment companies is strictly limited; however, a fundamental restriction regarding investment in other investment companies is not required. In brief, absent special relief from the SEC, the 1940 Act prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      If a Fund invests in other investment companies, it will indirectly bear expenses, such as management fees, of those other investment companies, in addition to its own expenses.

      Because this fundamental restriction imposes no restrictions other than those already imposed on the Fund by the 1940 Act, eliminating it is not expected to affect the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

PROPOSAL 3(K): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING UNSEASONED COMPANIES

      Each Fund currently has a fundamental restriction that prohibits it from investing more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years. Securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years are excluded from this calculation.

      The Board recommends that this restriction be eliminated to allow each Fund to invest its assets in unseasoned companies to the extent permissible under applicable law. The Board determined that this policy might in the future restrict the Funds' investment objectives unnecessarily and that it imposes an unnecessary compliance burden. The Manager is currently not aware of any laws that restrict the Funds' ability to invest in unseasoned companies.

      Investing in unseasoned companies presents certain risks that may not be associated with investments in more seasoned companies. An unseasoned company by definition has only a short operating history, which makes it difficult to estimate its future prospects. Similarly, the absence of extensive historical financial statements makes a company more difficult to assess. Unseasoned companies may not be followed by stock market analysts, making it difficult to obtain independent evaluations. They also tend to be smaller than seasoned companies, and may be dependent upon one or a small number of customers, suppliers or other third parties for their continued operations. In such cases, the loss of even a small number of those third parties could have an adverse effect on a company's prospects.

      The Manager has advised the Board that it does not currently anticipate any significant increase in the Funds' investments in unseasoned companies if this restriction is eliminated. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest. However, the Funds' holdings of unseasoned companies may increase in the future if appropriate investment opportunities arise.


PROPOSAL 3(L): TO ELIMINATE EACH FUND'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENT IN WARRANTS

      Each Fund currently has a fundamental restriction that prohibits it from investing in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

      The Board recommends that this restriction be eliminated to allow each Fund to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. The Manager is currently not aware of any laws that restrict the Funds' ability to invest in warrants. The Board has adopted a non-fundamental policy regarding the Funds' use of derivatives pursuant to which the Manager must seek Board approval for a Fund to invest in warrants or other derivatives if they are of a type the Fund has not previously utilized.

      The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant. However, the Manager has advised the Board that it does not expect transactions involving the investment in warrants to become a significant part of the Funds' investment activity. Therefore, eliminating this fundamental restriction is not expected to have any near-term effect on the day-to-day management of the Funds, the investment performance of the Funds, or the securities or instruments in which the Funds invest.

                   PROPOSAL TO ADOPT A FUNDAMENTAL RESTRICTION

PROPOSAL 3(M): TO ADOPT A FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

      The Manager believes that it would be beneficial for the Funds to have the flexibility to utilize futures contracts and options on such contracts and potentially other types of derivative instruments that could be viewed as commodities, from time to time, if appropriate hedging or investment opportunities arise. Any such transactions would be for hedging or investment purposes.

      Since the Funds have not utilized these types of instruments before, the Board recommends that shareholders adopt a fundamental restriction, as set forth in Exhibit B, to allow the Funds to purchase or sell commodities or commodity contracts to the extent permissible by applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Funds' ability to purchase or sell commodities or commodity contracts, although the Funds would be required to satisfy certain coverage or offset requirements as described in Proposal 3(b) in order to purchase or sell such instruments. In addition, a regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool operator" for a registered investment company, provided that the investment company's transactions in commodities and commodity contracts are for the purpose of hedging (e.g., to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Funds intend to satisfy the requirements of this exclusion.

      The Board has adopted a non-fundamental policy, set forth in Exhibit B, that the Funds may invest in commodities and commodity contracts only to the extent permissible under the above-referenced exclusion under the Commodity Exchange Act. The Board has also adopted a non-fundamental operating policy regarding the Funds' use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for the Funds to engage in transactions in derivatives if they are of a type that a Fund has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Funds have no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys or sells a financial futures contract, and the contract is settled in cash, it will pay or receive an amount based on the difference between a specified value of the underlying asset or index and its future value. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. The Funds would utilize financial futures contracts and options on such contracts solely for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Funds to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodity contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity contract would be subject to prior approval of the Board and further subject to the limits imposed by the exclusion under the Commodity Exchange Act referred to above. Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Funds will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to a Fund, and only after any of those activities are described in the Funds' Prospectus or Statement of Additional Information filed with the SEC.


      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE OFORO PROPOSALS 3(A)-3(M).


                                D. OTHER MATTERS

      The Series knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Series within a reasonable time before the solicitation for that meeting is made. Otherwise the Series will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Series, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.

                                   E. EXPENSES

      The Funds will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Series, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Series may reimburse persons holding shares of a Fund in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in soliciting shareholders on behalf of the Funds at an anticipated cost of $12,700 for the Emerging Markets Fund, $17,000 for the Global Growth Fund, $42,000 for the Global Smaller Companies Fund, $120,000 for the Global Technology Fund and $8,500 for the International Growth Fund.

                                             By order of the Board of Directors,

                                                              /s/ Frank J. Nasta

                                                                       Secretary

                                   ----------

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

      As of January 31, 2003, the following shareholders were known by the Series to beneficially own more than 5% of the outstanding shares of the following classes of the Funds:


               NAME AND ADDRESS                                       FUND/CLASS         PERCENT OF CLASS
               ----------------                                       ----------         ----------------
STERLING TRUST COMPANY CUSTODIAN FBO PLUMBERS LOCAL                    EMERGING                5.34%
UNION NO. 93, 1380 LAWRENCE STREET, DENVER, CO 80204                   MARKETS/A

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              EMERGING               38.36%
COLLEGE HORIZON 17, 105 ROSEMONT AVENUE,                               MARKETS/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              EMERGING               24.76%
COLLEGE HORIZON 7, 105 ROSEMONT AVENUE,                                MARKETS/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              GLOBAL                 21.21%
COLLEGE HORIZON 2, 105 ROSEMONT AVENUE,                                GROWTH/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              GLOBAL SMALLER         38.58%
COLLEGE HORIZON 17, 105 ROSEMONT AVENUE,                               COMPANIES/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              GLOBAL SMALLER         23.61%
COLLEGE HORIZON 7, 105 ROSEMONT AVENUE,                                COMPANIES/I
WESTWOOD, MA 02090-2318

SELIGMAN TIME HORIZON HARVESTER FUND, C/O TREASURER'S                  INTERNATIONAL           7.80%
DEPT., 100 PARK AVENUE, NEW YORK, NY 10017                             GROWTH/A

STERLING TRUST COMPANY, FBO PLUMBERS LOCAL UNION 93,                   INTERNATIONAL           6.76%
1380 LAWRENCE STREET, SUITE 1400, DENVER, CO 80204                     GROWTH/A

SELIGMAN TIME HORIZON 10 FUND, C/O TREASURER'S DEPT.,                  INTERNATIONAL           6.56%
100 PARK AVENUE, NEW YORK, NY 10017                                    GROWTH/A

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              INTERNATIONAL          35.21%
COLLEGE HORIZON 7, 105 ROSEMONT AVENUE,                                GROWTH/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              INTERNATIONAL          27.12%
COLLEGE HORIZON 17, 105 ROSEMONT AVENUE,                                GROWTH/I
WESTWOOD, MA 02090-2318

STATE STREET BANK & TRUST FBO PARENTAL SAVINGS TRUST FUND              INTERNATIONAL          18.01%
COLLEGE HORIZON 2, 105 ROSEMONT AVENUE,                                GROWTH/I
WESTWOOD, MA 02090-2318

                                    EXHIBIT B
          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the Funds' current fundamental restrictions for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 3(a) through 3(m) in the Proxy Statement.


------------------------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
(a)   A Fund may not buy securities or other property on              A Fund may not purchase securities on margin except as
      margin (except for such short-term  credits as are              permitted by the 1940 Act or any rule, SEC interpretation
      necessary for the clearance of transactions).                   thereof or any exemption therefrom which may be granted by the
                                                                      SEC.
------------------------------------------------------------------------------------------------------------------------------------
(b)   A Fund may not issue senior  securities  or borrow              A Fund may not issue senior securities or borrow money except
      money except from banks and then in amounts not in              as permitted by the 1940 Act or any rule, SEC interpretation
      excess of 5% (10% for  Emerging  Markets  Fund) of              thereof or any exemptions therefrom which may be granted by
      its total assets.                                               the SEC. In addition, the Board has adopted the following
                                                                      non-fundamental policy: a Fund may not borrow more than 15% of the value of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
(c)   A Fund may not make loans of money or  securities,              A Fund may not make loans, except as permitted by the 1940 Act
      other than (a) through the purchase of  securities              or any rules or regulations thereunder, SEC interpretation
      in accordance with a Fund's investment  objective,              thereof or any exemptions there from which may be granted by
      (b)  through  repurchase  agreements,  and  (c) by              the SEC.
      lending  portfolio  securities in an amount not to
      exceed 331U3% of its total assets.
------------------------------------------------------------------------------------------------------------------------------------
(d)   A Fund  may not  underwrite  securities  of  other              A Fund may not underwrite the securities of other issuers,
      issuers  except to the  extent  that a Fund may be              except insofar as a Fund may be deemed an underwriter under
      deemed an underwriter  when  purchasing or selling              the 1933 Act in disposing of a portfolio security or in
      portfolio securities.                                           connection with investments in other investment companies.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                      A Fund may not purchase or hold any real estate, except a Fund
(e)   A Fund  may  not  purchase  or  sell  real  estate              may invest in securities secured by real estate or interests
      (although  it may purchase  securities  secured by              therein or issued by persons (including real estate investment
      real  estate or  interests  therein,  or issued by              trusts) which deal in real estate or interests therein.
      companies or investment trusts that invest in real
      estate or interests therein).

------------------------------------------------------------------------------------------------------------------------------------
                                                                      A Fund may not make any investment inconsistent with its
(f)   As to 75% of the value of its total assets, a Fund              classification as a diversified company under the 1940 Act.
      may not invest  more than 5% of its total  assets,
      at  market  value,  in the  securities  of any one
      issuer (except  securities issued or guaranteed by
      the    US    Government,     its    agencies    or
      instrumentalities),  or own  more  than 10% of the
      outstanding  voting  securities  of any  issuer or
      more  than 10% of any class of  securities  of one
      issuer.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      A Fund may not invest 25% or more of its total assets, at
(g)   A Fund may not  invest  more than 25% of its total              market value, in the securities of issuers in any particular
      assets,  at market  value,  in the  securities  of              industry, provided that this limitation shall exclude
      issuers  principally  engaged in the same industry              securities issued or guaranteed by the US Government or any of
      (except  securities issued or guaranteed by the US              its agencies or instrumentalities.
      Government, its agencies or instrumentalities).

------------------------------------------------------------------------------------------------------------------------------------
                                                                      The restriction has been adopted as a non-fundamental
(h)   A Fund may not make short sales except short sales              restriction and will be eliminated as a fundamental
      against-the-box.                                                restriction.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      The restriction has been adopted as a non-fundamental
(i)   A Fund may not invest in companies for the purpose              restriction and will be eliminated as a fundamental
      of exercising control or management.                            restriction.

------------------------------------------------------------------------------------------------------------------------------------
                                                                     The restriction will be eliminated.
(j)   A Fund may not purchase  securities of open-end or
      closed-end   investment   companies,   except   as
      permitted by the  Investment  Company Act of 1940,
      as amended,  and other  applicable  law or for the
      purpose of hedging the Series'  obligations  under
      the deferred compensation plan for directors.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                    CURRENT RESTRICTIONS                                                   PROPOSED RESTRICTIONS
------------------------------------------------------------------------------------------------------------------------------------
(k)   A Fund may not invest more than 5% of the value of              The restriction will be eliminated.
      its total assets,  at market value,  in securities
      of issuers which,  with their  predecessors,  have
      been in business less than three years;  provided,
      however,  that securities  guaranteed by a company
      that   (including   predecessors)   has   been  in
      operation at least three continuous years shall be
      excluded from this limitation.
------------------------------------------------------------------------------------------------------------------------------------
(l)   A Fund may not invest in warrants  if, at the time              The restriction will be eliminated.
      of acquisition, the investment in warrants, valued
      at the lower of cost or market value, would exceed              Each Fund has adopted the following non- fundamental policy:
      5% of the Fund's net assets.  For purposes of this              The Manager must seek Board approval to invest in any new type
      restriction,  warrants acquired by a Fund in units              of warrant if it is of the type the Fund has not previously
      or  attached to  securities  may be deemed to have              utilized.
      been purchased without cost.
------------------------------------------------------------------------------------------------------------------------------------
(m) None                                                              The Funds may not purchase or sell commodities or
                                                                      commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

                                                                      In addition, each Fund is subject to the following
                                                                      non-fundamental policy: Each Fund may purchase and sell
                                                                      commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the
                                                                      Commodity Futures Trading Commission's regulations and
                                                                      interpretations thereunder.

                                                                      Each Fund is also subject to the following non-fundamental policy: The Manager must seek Board approval to invest in any new type of commodity if it is of a type a Fund has not
                                                                      previously utilized.
------------------------------------------------------------------------------------------------------------------------------------

                        SELIGMAN GLOBAL FUND SERIES, INC.
                                   MANAGED BY

                          [LOGO] J. & W. SELIGMAN & CO.

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017



                                    SELIGMAN
                                   GLOBAL FUND
                                  SERIES, INC.



                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement


--------------------------------------------------------------------------------
Time:   April 22, 2003
        10:00 A.M.
--------------------------------------------------------------------------------

Place:  Offices of the Fund
        100 Park Avenue
        New York, NY 10017


Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. You can also vote by telephone or through the Internet. Please refer to your proxy card for complete voting instructions.


                                     [LOGO]

PROXY

                         SELIGMAN EMERGING MARKETS FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)

                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand

2.   Call toll-free 1-800-690-6903

3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING         1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.) Your vote will be cast FOR each nominee not listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       FOR             AGAINST              ABSTAIN

2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]              2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

3(m).  To approve the  adoption of a fundamental restriction           [ ]               [ ]                  [ ]            3(m).
       regarding investments in commodities.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN GLOBAL GROWTH FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free 1-800-690-6903
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.) Your vote will be cast FOR each nominee not listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       FOR             AGAINST              ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

3(m).  To approve the  adoption of a fundamental restriction           [ ]               [ ]                  [ ]            3(m).
       regarding investments in commodities.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)



                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free 1-800-690-6903
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.) Your vote will be cast FOR each nominee not listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                       FOR             AGAINST              ABSTAIN
2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

3(m).  To approve the  adoption of a fundamental restriction           [ ]               [ ]                  [ ]            3(m).
       regarding investments in commodities.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                         SELIGMAN GLOBAL TECHNOLOGY FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)


                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free 1-800-690-6903
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------



Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.) Your vote will be cast FOR each nominee not listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

3(m).  To approve the  adoption of a fundamental restriction           [ ]               [ ]                  [ ]            3(m).
       regarding investments in commodities.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN INTERNATIONAL GROWTH FUND
                                   a Series of
                        SELIGMAN GLOBAL FUND SERIES, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017

                           * * * CONTROL NUMBER: * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN GLOBAL FUND SERIES, INC., to be held April 22, 2003 and appoints PAUL
B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)


                                         DATED                       , 2003
                                               ----------------------

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                                         Please sign exactly as your name(s)
                                         appear(s) on this proxy. Only one
                                         signature is required in case of a
                                         joint account. When signing in a
                                         representative capacity, please give
                                         title.

                 IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

              Fast, convenient, easy and available 24 hours a day!

-------------------------------------------------------
                     VOTE BY TELEPHONE

1.   Read the Proxy Statement and have this
     card on hand
2.   Call toll-free 1-800-690-6903
3.   Enter the control number shown on the
     reverse side and follow the simple
     instructions
4.   Keep this card for your records
-------------------------------------------------------

-------------------------------------------------------
                        VOTE BY INTERNET

1.   Read the Proxy Statement and have this
     card on hand
2.   Go to www.proxyweb.com
3.   Enter the control number shown on the
     reverse side and follow the simple instructions
4.   Keep this card for your records

-------------------------------------------------------

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR           [ ] WITHOLD       [ ] WITHOLDING          1.
                                                                 all nominees      all nominees      AUTHORITY
       01)  Robert B. Catell      07)  Betsy S. Michel                                               for individual
       02)  John R. Galvin        08)  William C. Morris                                             nominees listed
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below.) Your vote will be cast FOR each nominee not listed below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


2.     Ratification of the selection of Deloitte & Touche LLP          [ ]               [ ]                  [ ]            2.
       as Auditors.

3(a).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(a).
       restriction regarding the purchase of securities on
       margin.

3(b).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(b).
       restriction regarding borrowing.

3(c).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(c).
       restriction regarding lending.

3(d).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(d).
       restriction regarding underwriting.

3(e).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(e).
       restriction regarding purchases or sales of real estate.

3(f).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(f).
       restriction regarding diversification.

3(g).  To approve amendments to the Fund's fundamental                 [ ]               [ ]                  [ ]            3(g).
       restriction regarding industry concentration.

3(h).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(h).
       restriction regarding short sales.

3(i).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(i).
       restriction regarding control or management of any
       company.

3(j).  To approve the elimination of the Fund's fundamental            [ ]               [ ]                  [ ]            3(j).
       restriction regarding investment in other investment
       companies.

3(k).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(k).
       restriction regarding unseasoned companies.

3(l).  To approve the  elimination  of the Fund's  fundamental         [ ]               [ ]                  [ ]            3(l).
       restriction regarding investment in warrants.

3(m).  To approve the  adoption of a fundamental restriction           [ ]               [ ]                  [ ]            3(m).
       regarding investments in commodities.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.